FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 13, 2003

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-11779	75-2548221
(Sate or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive

Plano, Texas 75024-3105

(Address of Principal Executive Offices,

Including Zip Code)

Registrant's telephone number, including area code: (972) 604-6000

Item 9.   Regulation FD Disclosure

On October 13, 2003, the registrant issued a press release announcing that it is considering an initial public offering or private offering of a minority stake in its PLM (Product Lifecycle Management) Solutions subsidiary as a strategic alternative for the business.  The press release is attached as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   ELECTRONIC DATA SYSTEMS CORPORATION

October 13, 2003                                                                                                      By:   /s/ D. Gilbert Friedlander

                                                                                                                                           D. Gilbert Friedlander, Senior Vice
                                                                                                                                           President, General Counsel and Secretary

2